                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K





                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 30, 2000


                                INFONAUTICS, INC.
--------------------------------------------------------------------------------
                 (Exact Name of Registrant Specified in Charter)

  PENNSYLVANIA                      0-28284                    23-2707366
--------------------------------------------------------------------------------
 (State or Other                  (Commission                 IRS Employer
 Jurisdiction of                  File Number)             Identification No.)
  Incorporation)

             590 North Gulph Road
         King of Prussia, Pennsylvania                         19406-2800
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                     Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (610) 971-8840

       900 West Valley Road, Suite 1000
              Wayne, Pennsylvania                                19087
--------------------------------------------------------------------------------
         (Former Name and Former Address, if Changed Since Last Report)

Item 5.            Other Events.

                   On July 30, 2000, IBS Interactive, Inc. ("IBS"), Infonautics, Inc. ("Infonautics") and First Avenue Ventures, Inc. ("First Avenue") entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement") among I. I. Holding Company, Inc., IBS, Infonautics, I. I. Merger Sub I, Inc.,
I. I. Merger Sub II, Inc., I. I. Mergersub III, Inc. and First Avenue. The Reorganization Agreement provides for a business combination to be accomplished by the formation of a holding company and the merger of subsidiaries of the holding company with and into IBS, Infonautics and First Avenue so that, after completion of the business combination, IBS, Infonautics and First Avenue will be wholly-owned subsidiaries of the new holding company. The new holding company, initially named I. I. Holding Company, Inc., will be renamed Digital Fusion, Inc.

                  In the business combination, stockholders of IBS and shareholders of Infonautics would receive one share of the common stock of Digital Fusion for each share of common stock of IBS or Infonautics that they own. Following completion of the business combination, stockholders of IBS would hold common stock of Digital Fusion representing approximately 34% of the outstanding common stock of Digital Fusion on a fully diluted basis; shareholders of Infonautics would hold common stock of Digital Fusion representing approximately 61% of the outstanding common stock of Digital Fusion on a fully diluted basis; and stockholders of First Avenue would hold common and preferred stock of Digital Fusion representing approximately 4.5% of the outstanding common stock of Digital Fusion on a fully diluted basis.

                  Consummation of the business combination is subject to a number of conditions, including approval of the stockholders of IBS and the shareholders of Infonautics.

                  A copy of the Reorganization Agreement is attached to this Current Report as Exhibit 10.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INFONAUTICS, INC.


                                  By:/s/Gerard J. Lewis, Jr.
                                     ----------------------------------
                                     Gerard J. Lewis, Jr.
                                     Vice President and General Counsel

Dated: August 8, 2000

                                  EXHIBIT INDEX


Exhibit
-------
10.1          Agreement and Plan of Reorganization among I.I. Holding
              Company, Inc., IBS Interactive, Inc., Infonautics, Inc.,
              I.I. Merger Sub I, Inc., I.I. Merger Sub II, Inc., I.I. Merger
              Sub III, Inc., and First Avenue Ventures, Inc.